                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
            SIX-MONTH DISTRIBUTION HISTORY       4
                       TOP FIVE INDUSTRIES       4
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS       8

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       9
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 3, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD DUE TO STRONG CONSUMER AND GOVERNMENT SPENDING, AS WELL AS YEAR 2000-RELATED INVENTORY BUILD-UP. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 6.9 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1996. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FOUR TIMES SINCE JUNE 1999, AND AN ADDITIONAL INCREASE IS WIDELY ANTICIPATED IN LATE MARCH. [EDITOR'S NOTE: THE FED RAISED THE FEDERAL FUNDS RATE BY 0.25 PERCENT ON MARCH 21.] DESPITE THE SURGING ECONOMY, THE CONSUMER PRICE INDEX (CPI)--A MEASURE OF INFLATION--REMAINED MODEST, RISING JUST 2.7 PERCENT DURING THE 12 MONTHS ENDED FEBRUARY 29, 2000.

ALTHOUGH THE CPI POSTED FAVORABLE NUMBERS, INFLATIONARY PRESSURES CONTINUED TO BUILD IN LABOR COSTS AND CONSUMER SPENDING RATES. THE JOB MARKET REMAINED TIGHT AS UNEMPLOYMENT DROPPED TO A 30-YEAR LOW. AS A RESULT, THE EMPLOYMENT COST INDEX HAS REFLECTED ESCALATING LABOR COSTS, AS EMPLOYERS HAVE INCREASED COMPENSATION AND BENEFITS TO ATTRACT WORKERS.

RISING INTEREST RATES DID LITTLE TO CURB CONSUMER SPENDING. SHOPPERS SPENT FREELY IN LATE 1999 AND INTO THE NEW YEAR, AND CONSUMER CONFIDENCE REMAINS VERY HIGH DUE TO PLENTIFUL JOBS, ACCELERATING PERSONAL INCOME, AND LOW INFLATION.

INTEREST RATES AND INFLATION

(February 28, 1998 - February 29, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.40
May 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 29, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN BASED ON
NAV(1)                                    2.81%      2.56%      2.39%
-------------------------------------------------------------------------
Six-month total return(2)               (2.02%)    (1.34%)      1.42%
-------------------------------------------------------------------------
One-year average annual total
return(2)                               (0.76%)    (0.49%)      3.26%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 7.69%      7.91%      7.88%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                10.07%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.65%   7.99%(3)      6.56%
-------------------------------------------------------------------------
Commencement date                      10/02/78   07/02/92   07/06/93
-------------------------------------------------------------------------
Distribution rate(4)                     10.02%      9.75%      9.82%
-------------------------------------------------------------------------
SEC Yield(5)                              9.64%      9.37%      9.44%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 29, 2000.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of February 29, 2000
[PIE CHART]

                              BBB/BAA          BB/BA            B/B           CCC/CAA          CC/CA            C/C
                              -------          -----            ---           -------          -----            ---
As of February 29, 2000        0.70            4.40            84.20           4.20            0.90            0.70

                             NON-RATED
                             ---------
As of February 29, 2000        4.90

 As of August 31, 1999
[PIE CHART]

                          BBB/BAA        BB/BA          B/B         CCC/CAA        CC/CA          C/C        NON-RATED
                          -------        -----          ---         -------        -----          ---        ---------
As of August 31, 1999      2.10          9.40          75.90         6.00           0.1           0.3           6.20


As of August 31, 1999

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
SIX-MONTH DISTRIBUTION HISTORY

(for the six-months ending February 29, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/99                                                                            0.0512
10/99                                                                           0.0512
11/99                                                                           0.0512
12/99                                                                           0.0512
1/00                                                                            0.0512
2/00                                                                            0.0485

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     FEBRUARY 29, 2000                   AUGUST 31, 1999
                                                                     -----------------                   ---------------
Utilities                                                                   24.4                               23.2
Consumer Services                                                           22.6                               23.2
Raw Materials/Processing Industries                                          9.9                               10.2
Consumer Distribution                                                        7.6                                9.9
Producer Manufacturing                                                         6                                5.9

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES ARE LED BY ROBERT J. HICKEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PETER E. EHRET, CO-PORTFOLIO MANAGER, AND PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2000.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A   Despite a series of interest-rate
hikes by the Federal Reserve Board that began in June, yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities) began to narrow in early September. This narrowing trend continued until November, as investors became increasingly concerned about the potential effects of year 2000 computer problems on new bond issuance and liquidity. However, an additional Fed rate increase in November and a lighter-than-expected new issuance calendar ushered in a relatively smooth ending to a volatile and difficult year for the fixed-income market.

    In the new year, predictions of an increase in new issuance and asset flows into the high-yield market failed to materialize. High-yield, high-risk bonds that came to market were met by sufficient demand, but many more potential deals were thwarted by risk-averse investors. In anticipation of additional Fed activity in February, yield spreads once again began to widen between Treasuries and high-yield, high-risk bonds, indicating that bonds underperformed during this time and through the end of the period.

Q   WHAT WAS THE EFFECT OF THESE
    CONDITIONS ON THE HIGH-YIELD MARKET?

A   Because this market is typically less
sensitive to interest-rate changes than other areas of the fixed-income market, high-yield, high-risk securities outperformed Treasuries and other bonds in this rising-rate environment. However, performance for the high-yield market failed to meet expectations.

    An increase in defaults for high-yield, high-risk securities also overshadowed the market and contributed to dwindling flows into the asset class. Defaults, while higher than the previous year, actually peaked in mid-1999 and fell for the duration of the reporting period. We believe that last year's high default rate represented a reversion to the historical average from the unusually low rate of the past few years. In our opinion, the current spreads of high-yield bonds more than compensate investors for current credit and default risk. In addition, because defaults were concentrated in certain sectors, we believe this spike in defaults is not a precursor to a sustained higher default rate.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We continued to implement an
investment strategy focused on fundamental credit analysis--which, given the market volatility during this period of time, served the Fund well.

    Another successful element of our investment strategy during the reporting period was to maintain a low cash position in the portfolio despite the flow of assets in and out of the Fund. We temporarily allocated approximately five percent of the Fund's assets to cash around the turn of the year as a precautionary measure against fears of year 2000 computer problems. However, the Fund held this allocation for a shorter period of time than many of its peers, which enabled the Fund to participate more actively in the new-issue market.

    Finally, the Fund's return was boosted by a very small but high-performing percentage of equity positions in the portfolio. We acquired these positions--which constituted less than three percent of the Fund's assets as of the end of the reporting period--by purchasing new bond issues with attached equity warrants for the Fund, predominately in the telecommunications sector.

Q   WHAT SECTORS DID YOU FAVOR--OR
    AVOID--DURING THIS TIME?

A   Our continued heavy weighting of
the Fund's assets in the telecommunications sector benefited the portfolio, thanks to that sector's continued positive fundamentals. Standouts within this sector were cellular and mobile companies like Triton PCS and Airgate PCS. The Fund's holdings in competitive local exchange carriers, or CLECs, were also successful but trailed the performance of cellular companies.

    We underweighted the health-care and basic industrials sectors, which were two of the weaker market sectors during the period. We acquired three new health-care issues in late 1999 but maintained a relatively low weighting in this area compared to other high-yield funds. Because this battered sector continued to suffer from changes in Medicare reimbursement, the Fund's lower weighting enabled it to outperform its index. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   For the six-month period ended
February 29, 2000, the Fund posted a total return of 2.81 percent (Class A shares at net asset value). By comparison, the Credit Suisse First Boston High Yield Index returned 1.52 percent for the same period. This broad-based, unmanaged index reflects the general performance of a wide range of selected bonds within the public high-yield debt market, but does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower its performance. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND OVER THE COMING MONTHS?

A   We anticipate the continued
combination of a strong economy and rising interest rates to prevail in the first half of the year. Against this backdrop, we expect that the high-yield market should again outperform other fixed-income investments. Within the high-yield market, we believe the telecommunications industry will continue to shine, with returns generally exceeding those of other sectors.

    Because we believe credit quality will continue to improve from its mid-1999 low point, we plan to maintain our efforts to diversify the Fund's high-yield, high-risk allocation. Overall, we will continue to apply our research-intensive selection process and evaluate bonds on a case-by-case basis to find those that we believe can add the most value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            CORPORATE BONDS  92.9%
            CONSUMER DISTRIBUTION  7.3%
$   5,700   Agrilink Foods, Inc......................    11.875%  11/01/08   $  5,557,500
    4,250   Big 5 Corp., Ser B.......................    10.875   11/15/07      4,143,750
    3,000   Building One Services Corp...............    10.500   05/01/09      2,775,000
    5,915   Chiquita Brands International, Inc.......    10.000   06/15/09      4,909,450
    9,000   CHS Electronics, Inc.....................     9.875   04/15/05        675,000
    3,200   Community Distributors, Inc..............    10.250   10/15/04      2,608,000
    6,500   Disco SA (Argentina).....................     9.125   05/15/03      5,996,250
    4,000   Duane Reade, Inc.........................     9.250   02/15/08      3,800,000
    3,000   Fleming Cos., Inc........................    10.500   12/01/04      2,805,000
    2,000   Gruma SA (Mexico)........................     7.625   10/15/07      1,762,500
    1,200   Jitney Jungle Stores America, Inc. (f)...    12.000   03/01/06        240,000
    5,500   King Pharmaceuticals, Inc................    10.750   02/15/09      5,768,125
    4,000   Luiginos, Inc............................    10.000   02/01/06      3,380,000
    1,350   Musicland Group, Inc.....................     9.000   06/15/03      1,194,750
    8,255   Musicland Group, Inc.....................     9.875   03/15/08      7,058,025
    7,250   Pantry, Inc..............................    10.250   10/15/07      6,941,875
    2,640   Pathmark Stores, Inc.....................    11.625   06/15/02        712,800
    1,095   Pathmark Stores, Inc.....................    12.625   06/15/02        295,650
    6,000   Pathmark Stores, Inc. (a)................  0/10.750   11/01/03        600,000
      945   Phar Mor, Inc............................    11.720   09/11/02        859,950
                                                                             ------------
                                                                               62,083,625
                                                                             ------------
            CONSUMER DURABLES  3.3%
    9,710   Aetna Industries, Inc....................    11.875   10/01/06      9,515,800
    1,725   Cambridge Industries, Inc. Ser B.........    10.250   07/15/07        431,250
    6,000   Oxford Automotive, Inc., Ser D...........    10.125   06/15/07      5,700,000
    4,000   Sleepmaster LLC..........................    11.000   05/15/09      4,030,000
    6,430   Talon Automotive Group, Inc., Ser B......     9.625   05/01/08      3,247,150
    6,300   Webb (Del E.) Corp.......................    10.250   02/15/10      5,386,500
                                                                             ------------
                                                                               28,310,700
                                                                             ------------
            CONSUMER NON-DURABLES  5.2%
    3,860   Anvil Knitwear, Inc......................    10.875   03/15/07      3,232,750
    6,000   Cluett American Corp., Ser B.............    10.125   05/15/08      4,260,000
    3,500   CMI Industries, Inc......................     9.500   10/01/03      3,106,250
    8,900   Consoltex Group, Inc. (Canada)...........    11.000   10/01/03      8,544,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            CONSUMER NON-DURABLES (CONTINUED)
$   3,000   Decora Industries, Inc...................    11.000%  05/01/05   $  1,740,000
    4,625   Del Monte Corp...........................    12.250   04/15/07      5,156,875
    4,250   Delta Mills Insurance, Ser B.............     9.625   09/01/07      3,081,250
    1,300   French Fragrances, Inc., Ser B...........    10.375   05/15/07      1,261,000
    5,000   French Fragrances, Inc., Ser D...........    10.375   05/15/07      4,850,000
    4,750   Globe Manufacturing Corp.................    10.000   08/01/08      2,137,500
    6,000   Outsourcing Services Group, Inc., Ser
            B........................................    10.875   03/01/06      5,130,000
    1,750   United Industries Corp., Ser B...........     9.875   04/01/09      1,417,500
                                                                             ------------
                                                                               43,917,125
                                                                             ------------
            CONSUMER SERVICES  21.7%
    6,510   Agrosy Gaming Co.........................    10.750   06/01/09      6,737,850
    4,975   Amazon.com, Inc. (a).....................  0/10.000   05/01/08      3,034,750
    3,000   American Plumbing & Mechanical...........    11.625   10/15/08      2,745,000
    5,130   Americredit Corp.........................     9.250   02/01/04      5,104,350
    4,000   Avis Rental A Car, Inc...................    11.000   05/01/09      4,090,000
    9,750   Booth Creek Ski Holdings, Inc., Ser B....    12.500   03/15/07      6,873,750
    2,400   Bresnan Communications Group.............     8.000   02/01/09      2,430,000
    2,500   Cadmus Communications Corp...............     9.750   06/01/09      2,431,250
   10,020   Capstar Broadcasting Partners (a)........  0/12.750   02/01/09      9,043,050
    6,900   Casino Magic Louisiana Corp., Ser B......    13.000   08/15/03      7,624,500
    6,250   Cathay International Ltd., 144A--Private
            Placement (Japan) (b)....................    13.000   04/15/08      3,250,000
    9,085   Charter Communication Holdings...........     8.250   04/01/07      8,358,200
    4,500   Charter Communications Holdings, 144A--
            Private Placement (a) (b)................  0/11.750   01/15/10      2,576,250
    1,750   Charter Communications Holdings, 144A--
            Private Placement (b)....................    10.000   04/01/09      1,741,250
    2,500   Citadel Broadcasting Co..................     9.250   11/15/08      2,412,500
    5,500   Citadel Broadcasting Co., Ser B..........    10.250   07/01/07      5,623,750
    1,375   Classic Cable, Inc.......................     9.375   08/01/09      1,295,937
    1,025   Classic Cable, Inc., 144A--Private
            Placement (b)............................    10.500   03/01/10      1,033,969
    4,600   Coaxial Commerce Central Ohio, Inc.......    10.000   08/15/06      4,416,000
    1,750   Diamond Cable Co. (United Kingdom) (a)...  0/11.750   12/15/05      1,671,250
    2,250   Frontiervision Holdings L.P. (a).........  0/11.875   09/15/07      1,991,250
    2,875   Frontiervision Holdings L.P., Ser B
            (a)......................................  0/11.875   09/15/07      2,544,375
    1,975   Globix Corp., 144A-- Private Placement
            (b)......................................    12.500   02/01/10      1,982,406
    4,000   Globo Communicacoes Participation,
            144A--Private Placement (Brazil) (b).....    10.625   12/05/08      3,485,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            CONSUMER SERVICES (CONTINUED)
$   3,500   Gray Communications Systems, Inc.........    10.625%  10/01/06   $  3,539,375
    2,000   Grupo Televisa Corp., Ser B (Mexico).....    11.875   05/15/06      2,205,000
    4,000   Hollywood Casino Corp....................    11.250   05/01/07      4,170,000
    1,770   Hollywood Casino Shreveport, 144A--
            Private Placement (b)....................    13.000   08/01/06      1,885,050
    1,575   Hollywood Park, Inc., Ser B..............     9.250   02/15/07      1,535,625
    5,300   Horseshoe Gaming LLC.....................     8.625   05/15/09      4,902,500
    5,500   International Cabletel, Inc. (a).........  0/11.500   02/01/06      5,170,000
    1,750   Intrawest Corp., 144A--Private Placement
            (Canada) (b).............................    10.500   02/01/10      1,732,500
    4,500   Isle Capri Casinos, Inc..................     8.750   04/15/09      4,005,000
    3,150   James Cable Partners L.P. ...............    10.750   08/15/04      3,157,875
    4,500   Louisiana Petite Academy, Inc., Ser B....    10.000   05/15/08      2,992,500
      765   Majestic Star Casino LLC, Ser B..........    10.875   07/01/06        728,663
    7,500   Multicanal Participacoes, Ser B
            (Brazil).................................    12.625   06/18/04      7,200,000
    4,500   Muzak LLC................................     9.875   03/15/09      4,320,000
    5,700   Northland Cable Television, Inc..........    10.250   11/15/07      5,628,750
    3,000   Park N View, Inc., Ser B.................    13.000   05/15/08      2,115,000
    3,950   Port Arthur Finance Corp., Ser A, 144A--
            Private Placement (b)....................    12.500   01/15/09      3,693,250
    7,400   Premier Parks, Inc. (a)..................  0/10.000   04/01/08      4,773,000
    7,000   Radio Unica Corp. (a)....................  0/11.750   08/01/06      4,445,000
    1,350   Sinclair Broadcast Group, Inc............     8.750   12/15/07      1,208,250
    7,000   Splitrock Services, Inc., Ser B..........    11.750   07/15/08      7,455,000
    4,190   Telewest Communications PLC (United
            Kingdom) (a).............................  0/11.000   10/01/07      3,959,550
    2,000   Telewest Communications PLC, 144A--
            Private Placement (United Kingdom) (a)
            (b)......................................   0/9.250   04/15/09      1,205,000
    5,000   UIH Australia/Pacific, Inc., Ser B (a)...  0/14.000   05/15/06      4,675,000
    5,255   United International Holdings, Inc.
            (a)......................................  0/10.750   02/15/08      3,731,050
    6,250   Young America Corp., Ser B...............    11.625   02/15/06      4,593,750
                                                                             ------------
                                                                              184,273,325
                                                                             ------------
            ENERGY  4.6%
    4,875   Cheasapeake Energy Corp..................     9.625   05/01/05      4,655,625
    5,200   Frontier Oil Corp........................    11.750   11/15/09      4,680,000
    5,935   Houston Exploration Co...................     8.625   01/01/08      5,564,062
    7,725   Hurricane Hydrocarbons Ltd., 144A--
            Private Placements (Canada) (b) (f)......    11.750   11/01/04      5,059,875
    6,250   Hydrochem Industrial Services, Inc., Ser
            B........................................    10.375   08/01/07      5,156,250
    6,300   KCS Energy, Inc. (f).....................    11.000   01/15/03      5,197,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            ENERGY (CONTINUED)
$   5,000   Pride Petroleum Services, Inc............     9.375%  05/01/07   $  4,850,000
    6,000   Universal Compression, Inc. (a)..........   0/9.875   02/15/08      3,510,000
    1,000   Universal Compression, Inc. (a)..........  0/11.375   02/15/09        505,000
                                                                             ------------
                                                                               39,178,312
                                                                             ------------
            FINANCE  1.6%
    4,750   Americo Life, Inc. (b)...................     9.250   06/01/05      4,726,250
    3,000   Chatwins Group, Inc......................    13.000   05/01/03      2,955,000
    3,000   Contifinancial Corp......................     7.500   03/15/02        315,000
    2,000   DLJ Secured Loan Trust Class A, 144A--
            Private Placement (b)....................    10.125   07/07/07      2,000,000
    3,000   Madison River Capital/Madison River
            Financial Series, 144A--Private Placement
            (b)......................................    13.250   03/01/10      2,955,000
    2,250   Superior National Capital Trust 1........     9.280   12/01/17      1,136,250
                                                                             ------------
                                                                               14,087,500
                                                                             ------------
            HEALTHCARE  2.6%
    3,900   Biovail Corporation International........    10.875   11/15/05      4,387,500
    2,425   Iasis Healthcare Corp., 144A Private
            Placement (b)............................    13.000   10/15/09      2,455,313
    3,000   Mediq, Inc...............................    11.000   06/01/08        510,000
    1,490   Owens & Minor, Inc.......................    10.875   06/01/06      1,530,975
    8,265   Oxford Health Plans, Inc.................    11.000   05/15/05      8,223,675
    2,250   Tenet Healthcare Corp....................     8.125   12/01/08      2,081,250
    2,500   Triad Hospitals Holdings, Inc............    11.000   05/15/09      2,568,750
                                                                             ------------
                                                                               21,757,463
                                                                             ------------
            PRODUCER MANUFACTURING  5.8%
    9,750   Carpenter W R North America, Inc.........    10.625   06/15/07      4,436,250
      500   Cemex International Capital, Inc.........     9.660   11/29/49        507,500
    3,355   Compass Aerospace Corp...................    10.125   04/15/05      1,459,425
    4,500   Eagle Picher Industries, Inc.............     9.375   03/01/08      3,870,000
    5,500   Filtronic PLC (United Kingdom)...........    10.000   12/01/05      5,335,000
    1,400   Georgia Gulf Corp., 144A--Private
            Placement (b)............................    10.375   11/01/07      1,445,500
    5,255   GS Technologies Operating, Inc...........    12.000   09/01/04      2,995,350
    8,000   IMO Industries, Inc......................    11.750   05/01/06      8,040,000
    2,000   Numatics, Inc............................     9.625   04/01/08      1,630,000
    4,500   St John Knits International Inc..........    12.500   07/01/09      4,207,500
    3,000   Terex Corp...............................     8.875   04/01/08      2,700,000
    4,500   Terex Corp., Ser D.......................     8.875   04/01/08      4,162,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            PRODUCER MANUFACTURING (CONTINUED)
$   5,970   Venture Holdings, Inc....................    12.000%  06/01/09   $  5,134,200
    6,750   Waxman Industries, Inc., Ser B (a).......  0/12.750   06/01/04      3,071,250
                                                                             ------------
                                                                               48,994,475
                                                                             ------------
            RAW MATERIALS/PROCESSING INDUSTRIES  9.5%
    2,175   Acetex Corp. (Canada)....................     9.750   10/01/03      2,066,250
    4,500   AEP Industries, Inc......................     9.875   11/15/07      4,005,000
    4,200   Anchor Lamina, Inc. (Canada).............     9.875   02/01/08      3,108,000
    4,540   Aracruz Celulose SA, 144A--Private
            Placement (Brazil) (b)...................    10.375   01/31/02      4,608,100
    4,500   Doe Run Resources Corp., Ser B...........    11.250   03/15/05      3,960,000
    2,760   Doman Inds Limited.......................    12.000   07/01/04      2,898,000
1.7 Units   Intersil Corp. (e).......................    13.250   08/15/09      1,912,500
    6,500   Kappa Beheer BV (Netherlands)............    10.625   07/15/09      6,640,595
    5,000   Lyondell Chemical Co., Ser B.............     9.875   05/01/07      4,800,000
    2,000   Pacifica Papers, Inc.....................    10.000   03/15/09      2,000,000
    5,054   Pioneer Americas Acquisition Corp., Ser
            B........................................     9.250   06/15/07      4,346,440
    6,500   Printpack, Inc., Ser B...................    10.625   08/15/06      6,435,000
    3,250   Radnor Holdings, Inc., Ser B.............    10.000   12/01/03      3,006,250
    5,000   Renco Steel Holdings, Inc................    10.875   02/01/05      4,650,000
    3,950   Repap New Brunswick, Inc. (Canada).......     9.000   06/01/04      3,811,750
  6 units   Republic Technologies International,
            144A--Private Placement (b) (e)..........    13.750   07/15/09      2,147,750
    2,250   Scovill Fasteners, Inc...................    11.250   11/30/07        990,000
    6,255   Tekni-Plex, Inc., Ser B..................    11.250   04/01/07      6,536,475
    3,975   TeleCorp PCS, Inc. (a)...................  0/11.625   04/15/09      2,613,563
    2,750   Vicap SA (Mexico)........................    10.250   05/15/02      2,701,875
    3,100   Vicap SA (Mexico)........................    11.375   05/15/07      3,007,000
    4,625   WHX Corp.................................    10.500   04/15/05      4,509,375
                                                                             ------------
                                                                               80,753,923
                                                                             ------------
            TECHNOLOGY  3.6%
    3,360   Advanced Micro Devices, Inc..............    11.000   08/01/03      3,376,800
  3 units   DecisionOne Holdings Corp. (a) (e).......  0/11.500   08/01/08            600
    6,000   DecisionOne Holdings Corp. (f)...........     9.750   08/01/07         30,000
    3,660   Dictaphone Corp..........................    11.750   08/01/05      3,056,100
    7,500   Fairchild Semiconductor Corp.............    10.375   10/01/07      7,537,500
    2,000   Intermedia Communications, Inc. (a)......  0/11.250   07/15/07      1,600,000
    2,745   PSINet, Inc..............................    10.000   02/15/05      2,635,200
    1,750   PSINet, Inc..............................    10.500   12/01/06      1,670,649

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            TECHNOLOGY (CONTINUED)
$   8,705   PSINet, Inc..............................    11.500%  11/01/08   $  8,792,050
    2,175   Williams Communications Corp.............    10.700   10/01/07      2,262,000
                                                                             ------------
                                                                               30,960,899
                                                                             ------------
            TRANSPORTATION  4.2%
    4,000   American Commercial Lines LLC............    10.250   06/30/08      3,520,000
    7,500   Atlas Air, Inc...........................    10.750   08/01/05      7,556,250
    4,750   Atlas Air, Inc...........................     9.375   11/15/06      4,476,875
      675   Atlas Air, Inc...........................     9.250   04/15/08        626,906
    2,700   Cenargo International PLC (United
            Kingdom).................................     9.750   06/15/08      2,362,500
    7,650   Greyhound Lines, Inc.....................    11.500   04/15/07      7,420,500
    2,770   MRS Logistica SA, Ser B, 144A--Private
            Placement (Brazil) (b)...................    10.625   08/15/05      2,402,975
    6,250   Pegasus Shipping Hellas Ltd., Ser A
            (Bermuda) (f)............................    11.875   11/15/04      2,343,750
    4,500   Stena AB (Sweden)........................    10.500   12/15/05      4,162,500
    1,800   Transport World Airlines, Inc............    11.500   12/15/04      1,116,000
                                                                             ------------
                                                                               35,988,256
                                                                             ------------
            UTILITIES  23.5%
      900   Airgate PCS, Inc. (a)....................  0/13.500   10/01/09        522,000
5.2 Units   Airgate PCS, Inc. (a)(e).................  0/13.500   10/01/09      3,811,000
    4,400   Alamosa PCS Holdings, Inc. (a)...........  0/12.875   02/15/10      2,343,000
    6,250   Centennial Cellular Operating Co.........    10.750   12/15/08      6,437,500
    9,750   Clearnet Communications, Inc. (Canada)
            (a)......................................  0/14.750   12/15/05      9,847,500
    6,000   Compania De Transporte Energia, 144A--
            Private Placement (Argentina) (b)........     9.250   04/01/08      5,317,500
    3,950   Crown Castle International Corp. (a).....  0/10.625   11/15/07      2,903,250
    2,000   Crown Castle International Corp..........     9.500   08/01/11      1,970,000
    5,500   CTI Holdings SA (a)......................  0/11.500   04/15/08      3,602,500
    8,040   E Spire Communications, Inc. (a).........  0/13.000   11/01/05      5,869,200
    4,000   Global Crossing Holdings Ltd., 144A--
            Private Placement (Bermuda)..............     9.125   11/15/06      3,890,000
    1,950   Global Telesystems Europe, 144A--Private
            Placement................................    11.000   12/01/09      1,823,973
    4,300   Globenet Communications Group Ltd.,
            144A--Private Placement (Bermuda) (b)....    13.000   07/15/07      4,063,500
    4,670   GST Network Funding, Inc. (a)............  0/10.500   05/01/08      2,335,000
      568   GST Telecommunications, Inc., 144A--
            Private Placement (Canada) (a)(b)........  0/13.875   12/15/05        386,240

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            UTILITIES (CONTINUED)
$   8,545   GT Group Telecom, Inc., 144A--Private
            Placement (Canada) (a)(b)................  0/13.250%  02/01/10   $  5,105,637
    6,550   ICG Holdings, Inc. (a)...................  0/13.500   09/15/05      6,222,500
    2,500   ICG Holdings, Inc. (a)...................  0/12.500   05/01/06      2,100,000
    6,515   Intermedia Communications of Florida,
            Inc. (a).................................  0/12.500   05/15/06      6,172,962
    3,400   Jazztel PLC (United Kingdom).............    13.250   12/15/09      3,426,157
    8,300   KMC Telecommunications Holdings, Inc.
            (a)......................................  0/12.500   02/15/08      4,855,500
    4,900   Level 3 Communications, Inc., 144A--
            Private Placement (a)(b).................  0/12.875   03/15/10      2,646,000
    3,750   Metromedia Fiber Network, Inc............    10.000   12/15/09      3,712,500
   10,210   Microcell Telecommunications, Ser B
            (a)......................................  0/14.000   06/01/06      9,240,050
    9,000   Millicom International Cellular SA
            (Luxemburg) (a)..........................  0/13.500   06/01/06      7,875,000
    8,750   Netia Holdings, Inc., Ser B (Netherlands)
            (a)......................................  0/11.250   11/01/07      6,168,750
    3,750   Nextel Communications, Inc. (a)..........  0/10.650   09/15/07      2,864,063
    1,000   Nextel Communications, Inc...............    12.000   11/01/08      1,110,000
    3,270   Nextel Communications, Inc...............     9.375   11/15/09      3,180,075
    3,950   Nextlink Communications Inc., 144A--
            Private Placement (a)(b).................  0/12.125   12/01/09      2,271,250
    5,800   Nextlink Communications, Inc., 144A--
            Private Placement (b)....................    10.500   12/01/09      5,771,000
    4,500   NTL, Inc. (a)............................   0/9.750   04/01/08      2,992,500
    1,175   Philippine Long Distance Telephone
            (Philippines)............................    10.500   04/15/09      1,183,813
   10,574   Pinnacle Holdings, Inc. (a)..............  0/10.000   03/15/08      7,111,015
    4,450   Price Communications Wireless............    11.750   07/15/07      4,872,750
    6,400   Primus Telecommunications Group..........    11.750   08/01/04      6,368,000
      830   Primus Telecommunications Group..........    11.250   01/15/09        782,275
    3,750   Rural Cellular Corp......................     9.625   05/15/08      3,675,000
    2,250   Satelites Mexicanos SA (Mexico)..........    10.125   11/01/04      1,845,000
   10,250   SBA Communications Corp. (a).............  0/12.000   03/01/08      7,251,875
    8,100   Startec Global Communications............    12.000   05/15/08      6,682,500
    7,700   Triton Communications LLC (a)............  0/11.000   05/01/08      5,515,125
    1,350   United Pan-Europe Communication NV,
            144A -- Private Placement (Netherlands)
            (a)(b)...................................  0/13.750   02/01/10        715,500
    1,060   United Pan-Europe Communication NV Ser B,
            144A--Private Placement (Netherlands)
            (b)......................................    11.250   02/01/10      1,075,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

   PAR
 AMOUNT                                                                         MARKET
  (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
            UTILITIES (CONTINUED)
$   3,500   United Pan-Europe Communications NV
            (Netherlands)............................    10.875%  08/01/09   $  3,447,500
    6,345   United Pan-Europe Communications NV
            (Netherlands) (a)........................   0/12.50   08/01/09      3,410,437
    1,460   Verio, Inc...............................    13.500   06/15/04      1,602,350
    4,015   Verio, Inc...............................    10.375   04/01/05      3,974,850
    5,800   Worldwide Fiber, Inc.....................    12.000   08/01/09      6,075,500
                                                                             ------------
                                                                              199,675,497
                                                                             ------------
            TOTAL CORPORATE BONDS  92.9%..................................    789,981,100
                                                                             ------------

            FOREIGN GOVERNMENT OBLIGATIONS  0.9%
    2,000   Republic of Argentina (Argentina)........    11.375   01/30/17      1,975,000
    1,500   Republic of Colombia (Columbia)..........     9.750   04/23/09      1,395,000
    1,500   Russian Federation Bond, 144A--
            Private Placement (Russia) (b)...........    11.000   07/24/18        969,375
      125   United Mexican States Debt (Mexico)......     9.875   02/01/10        132,344
    1,250   United Mexican States Debt (Mexico)......     6.250   12/31/19      1,017,187
    2,000   United Mexican States Debt (Mexico)......    11.500   05/15/26      2,497,500
                                                                             ------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS..........................      7,986,406
                                                                             ------------

EQUITIES  2.3%
American Telecasting, Inc. (1,750 Common Stock Warrants)
  (c).......................................................         1,750
Anvil Holdings, Inc. Senior Preferred Ser B (c) (d).........       979,519
Contour Energy Co. (75,000 Common Shares) (c)...............        57,000
Crown Castle International Corp. (20,637 Preferred Shares,
12.75% coupon, $1,000 par per share) (c) (d)................     2,229,561
Dairy Mart Convenience Stores (14,998 Common Stock Warrants)
(c).........................................................         5,399
Day International Group, Inc. (1,741 Preferred Shares,
12.25% coupon, $1,000 par per share) (c) (d)................     1,395,916
HF Holdings, Inc. (36,820 Common Stock Warrants), (c).......        40,502
Intersil Holding Corp., 144A--Private Placement (1,700
Common Stock Warrants), (b) (c).............................     1,360,000
KMC Telecommunications Holdings, Inc., 144A--Private
Placement (7,000 Common Stock Warrants) (b) (c).............        70,000
Metronet Communications Corp., 144A--Private Placement
  (9,250 Common Stock Warrants) (Canada) (b) (c)............       772,375
NTL, Inc. (6,889 Common Stock Warrants) (c).................       830,435
Optel, Inc. (3,275 Common Shares) (c).......................         6,550
Park N View, Inc. (3,000 Common Stock Warrants), 144A
  Private Placement (b) (c).................................           750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                 MARKET
                        DESCRIPTION                              VALUE
EQUITIES (CONTINUED)
Price Communications Corp. (221,141 Common Shares) (c)......  $  1,315,847
Primus Telecommunications Group (2,000 Common Stock
  Warrants) (c).............................................       106,000
Rural Cellular Corp. (7,046 Preferred Shares, 11.375%
  coupon, $1,000 par per share) (c) (d).....................     7,396,168
Signature Brands, Inc. (4,000 Common Stock Warrants) (c)....        86,000
Splitrock Services, Inc. (36,848 Common Shares) (c).........     1,722,644
Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)................................................        17,523
Startec Global Communications (8,100 Common Stock Warrants)
  (c).......................................................       149,850
Terex Corp. (28,000 Common Stock Rights) (c)................       504,000
Total Renal Care Holdings, Inc. (10,000 Common Shares)
(c).........................................................        30,000
UIH Australia Pacific, Inc. (5,000 Common Stock Warrants)
(c).........................................................       152,500
Wright Medical Technology, Inc. (4,118 Common Stock
Warrants) (c)...............................................        41,176
                                                              ------------

TOTAL EQUITIES  2.3%........................................    19,271,465
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $924,112,275).......................................   817,238,971

REPURCHASE AGREEMENTS  1.7%
BA Securities ($14,540,000 par collateralized by U.S.
Government Obligations in a pooled cash account, dated
02/29/00, to be sold on 03/01/00 at $14,542,359)
  (Cost $14,540,000)........................................    14,540,000
                                                              ------------

TOTAL INVESTMENTS  97.8%
  (Cost $938,652,275).......................................   831,778,971
FOREIGN CURRENCY  0.0%
  (Cost $237,762)...........................................       232,943
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%.................    18,662,661
                                                              ------------

NET ASSETS  100.0%..........................................  $850,674,575
                                                              ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are the exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

(e) One unit represents one million par of senior notes and one warrant.

(f) Non-income producing as this bond is currently in default.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $938,652,275).......................  $  831,778,971
Cash........................................................       6,409,509
Foreign Currency (Cost $237,762)............................         232,943
Receivables:
  Interest..................................................      20,007,471
  Investments Sold..........................................       2,059,778
  Fund Shares Sold..........................................       1,731,777
  Dividends.................................................          70,229
Other.......................................................          79,677
                                                              --------------
    Total Assets............................................     862,370,355
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,276,794
  Income Distributions......................................       3,369,206
  Investments Purchased.....................................       2,733,278
  Distributor and Affiliates................................         493,897
  Investment Advisory Fee...................................         359,739
Accrued Expenses............................................         265,884
Trustees' Deferred Compensation and Retirement Plans........         196,982
                                                              --------------
    Total Liabilities.......................................      11,695,780
                                                              --------------
NET ASSETS..................................................  $  850,674,575
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,051,455,580
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,075,865)
Accumulated Net Realized Loss...............................     (92,816,549)
Net Unrealized Depreciation.................................    (106,888,591)
                                                              --------------
NET ASSETS..................................................  $  850,674,575
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $494,999,374 and 89,581,572 shares of
    beneficial interest issued and outstanding).............  $         5.53
    Maximum sales charge (4.75%* of offering price).........             .28
                                                              --------------
    Maximum offering price to public........................  $         5.81
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $292,577,061 and 52,857,347 shares of
    beneficial interest issued and outstanding).............  $         5.54
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $63,098,140 and 11,466,925 shares of
    beneficial interest issued and outstanding).............  $         5.50
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  47,584,082
Dividends...................................................        600,526
Other.......................................................      1,257,587
                                                              -------------
    Total Income............................................     49,442,195
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $590,634, $1,521,763 and $320,578,
  respectively).............................................      2,432,975
Investment Advisory Fee.....................................      2,282,823
Shareholder Services........................................        765,909
Custody.....................................................         86,619
Legal.......................................................         31,000
Trustees' Fees and Related Expenses.........................         21,834
Other.......................................................        228,462
                                                              -------------
    Total Expenses..........................................      5,849,622
    Less Credits Earned on Overnight Cash Balances..........          6,254
                                                              -------------
    Net Expenses............................................      5,843,368
                                                              -------------
NET INVESTMENT INCOME.......................................  $  43,598,827
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (5,363,182)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (91,388,777)
  End of the Period:
    Investments.............................................   (106,873,304)
    Foreign Currency Translation............................        (15,287)
                                                              -------------
                                                               (106,888,591)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (15,499,814)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (20,862,996)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  22,735,831
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 and the Year Ended August 31, 1999 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 29, 2000    AUGUST 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  43,598,827       $  92,687,034
Net Realized Loss...................................      (5,363,182)        (26,018,022)
Net Unrealized Depreciation During the Period.......     (15,499,814)        (27,887,022)
                                                       -------------       -------------
Change in Net Assets from Operations................      22,735,831          38,781,990
                                                       -------------       -------------

Distributors from Net Investment Income.............     (44,543,000)        (94,102,339)
Distributions in Excess of Net Investment Income....      (1,075,865)               (-0-)
                                                       -------------       -------------
Distributions from and in Excess of Net Investment
  Income*...........................................     (45,618,865)        (94,102,339)
                                                       -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (22,883,034)        (55,320,349)
                                                       -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     134,512,146         377,609,982
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      25,531,978          50,110,723
Cost of Shares Repurchased..........................    (164,366,957)       (332,658,016)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..      (4,322,833)         95,062,689
                                                       -------------       -------------
TOTAL DECREASE/INCREASE IN NET ASSETS...............     (27,205,867)         39,742,340
NET ASSETS:
Beginning of the Period.............................     877,880,442         838,138,102
                                                       -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(1,075,865) and $944,173, respectively)..........   $ 850,674,575       $ 877,880,442
                                                       =============       =============

* Distributions by Class:
----------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares....................................   $ (27,004,372)      $ (56,432,461)
  Class B Shares....................................     (15,362,072)        (31,245,715)
  Class C Shares....................................      (3,252,421)         (6,424,163)
                                                       -------------       -------------
                                                       $ (45,618,865)      $ (94,102,339)
                                                       =============       =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS A SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $5.676       $6.060    $6.548    $6.298    $ 6.15
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .290         .626      .614      .604      .607
  Net Realized and Unrealized
    Gain/Loss.......................     (.135)       (.370)    (.479)     .267      .139
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .155         .256      .135      .871      .746
Less Distributions from and in
  excess of Net Investment Income...      .305         .640      .623      .621      .598
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $5.526       $5.676    $6.060    $6.548    $6.298
                                        ======       ======    ======    ======    ======

Total Return (a)....................     2.81%*       4.41%     1.66%    14.44%    12.66%
Net Assets at End of the Period (In
  millions).........................    $495.0       $492.4    $499.3    $468.6    $421.4
Ratio of Expenses to Average Net
  Assets (b)........................     1.04%        1.03%     1.00%     1.08%     1.08%
Ratio of Net Investment Income to
  Average Net Assets (b)............    10.43%       10.65%     9.33%     9.37%     9.65%
Portfolio Turnover..................       28%*         51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-annualized

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS B SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $5.683       $6.064    $6.558    $6.310    $ 6.16
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .269         .584      .571      .559      .559
  Net Realized and Unrealized
    Gain/Loss.......................     (.136)       (.373)    (.490)     .262      .141
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .133         .211      .081      .821      .700
Less Distributions from and in
  excess of Net Investment Income...      .281         .592      .575      .573      .550
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $5.535       $5.683    $6.064    $6.558    $6.310
                                        ======       ======    ======    ======    ======

Total Return (a)....................     2.56%*       3.57%     0.77%    13.58%    11.78%
Net Assets at End of the Period (In
  millions).........................    $292.6       $318.2    $283.1    $198.0    $114.6
Ratio of Expenses to Average Net
  Assets (b)........................     1.79%        1.79%     1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)............     9.68%        9.88%     8.52%     8.60%     8.86%
Portfolio Turnover..................       28%*         51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-annualized

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS C SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $5.651       $6.035    $6.528    $6.284    $ 6.14
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .268         .582      .570      .561      .557
  Net Realized and Unrealized
    Gain/Loss.......................     (.135)       (.374)    (.488)     .256      .137
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .133         .208      .082      .817      .694
Less Distributions from and in
  excess of Net Investment Income...      .281         .592      .575      .573      .550
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $5.503       $5.651    $6.035    $6.528    $6.284
                                        ======       ======    ======    ======    ======

Total Return (a)....................     2.39%*       3.42%     0.93%    13.64%    11.66%
Net Assets at End of the Period (In
  millions).........................    $ 63.1       $ 67.3    $ 55.8    $ 30.8    $ 17.5
Ratio of Expenses to Average Net
  Assets (b)........................     1.79%        1.79%     1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)............     9.68%        9.87%     8.49%     8.57%     8.86%
Portfolio Turnover..................       28%*         51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At February 29, 2000, approximately 12% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 3%.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis,

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 29, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $68,001,037 which expires between August 31, 2000 and August 31, 2007. Of this amount, $45,375,504 will expire in 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    At February 29, 2000, for federal income tax purposes, cost of long- and short-term investments is $938,983,207, the aggregate gross unrealized appreciation is $16,639,165 and the aggregate gross unrealized depreciation is $123,843,401, resulting in net unrealized depreciation on long- and short-term investments of $107,204,236.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principals and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended February 29, 2000, the Fund's custody fee was reduced by $6,254 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $150 million..........................................    .625 of 1%
Next $150 million...........................................    .550 of 1%
Over $300 million...........................................    .500 of 1%

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $31,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $39,600 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 29,

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

2000, the Fund recognized expenses of approximately $583,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 29, 2000, capital aggregated $713,736,396, $276,246,348 and
$61,472,836 for Class A, B and C shares, respectively. For the six months ended February 29, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   14,159,194    $  78,891,478
  Class B...............................................    7,651,423       42,725,122
  Class C...............................................    2,324,552       12,895,546
                                                          -----------    -------------
Total Sales.............................................   24,135,169    $ 134,512,146
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,986,959    $  16,242,463
  Class B...............................................    1,367,006        7,617,116
  Class C...............................................      301,661        1,672,399
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,655,626    $  25,531,978
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,306,774)   $ (79,490,567)
  Class B...............................................  (12,154,254)     (67,866,534)
  Class C...............................................   (3,063,193)     (17,009,856)
                                                          -----------    -------------
Total Repurchases.......................................  (29,524,221)   $(164,366,957)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    At August 31, 1999, capital aggregated $698,093,022, $293,770,644 and
$63,914,747 for Class A, B and C shares, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,072,403    $ 188,609,487
  Class B...............................................   25,472,343      150,618,753
  Class C...............................................    6,517,433       38,381,742
                                                          -----------    -------------
Total Sales.............................................   64,062,179    $ 377,609,982
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,422,970    $  31,977,983
  Class B...............................................    2,538,917       14,977,036
  Class C...............................................      538,024        3,155,704
                                                          -----------    -------------
Total Dividend Reinvestment.............................    8,499,911    $  50,110,723
                                                          ===========    =============
Repurchases:
  Class A...............................................  (33,140,278)   $(196,504,687)
  Class B...............................................  (18,690,883)    (110,387,970)
  Class C...............................................   (4,391,924)     (25,765,359)
                                                          -----------    -------------
Total Repurchases.......................................  (56,223,085)   $(332,658,016)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 29, 2000 and the year ended August 31, 1999, 1,923,472 and 11,279,092 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 29, 2000 and the year ended August 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 29, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $74,900 and CDSC on redeemed shares of approximately $557,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $232,103,559 and $255,737,032, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts for the six months ended February 29, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 29, 2000, are payments retained by Van Kampen of approximately $1,297,600.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE
BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After July 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  89,267,195            864,269
Jerry D. Choate.......................................  89,254,486            876,978
Linda Hutton Heagy....................................  89,267,439            864,025
R. Craig Kennedy......................................  89,295,788            835,676
Mitchell M. Merin.....................................  89,287,049            844,415
Jack E. Nelson........................................  89,233,587            897,877
Richard F. Powers, III................................  89,287,426            844,038
Phillip B. Rooney.....................................  89,274,413            857,051
Fernando Sisto........................................  89,202,180            929,284
Wayne W. Whalen.......................................  89,296,675            834,789
Suzanne H. Woolsey....................................  89,238,587            892,877
Paul G. Yovovich......................................  89,286,612            844,852

2) With regard to the ratification of PricewaterhouseCoopers LLP to act as independent public accountants for the fund, 88,700,793 shares voted in favor of the proposal, 200,435 shares voted against, 1,230,236 shares abstained.